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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                                  June 29, 2001
                               ----------------
                                (Date of Report)

                        ACHIEVEMENT TEC HOLDINGS, INC.
                (formerly known as SILVER RAMONA MINING, INC.)
                          --------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                      0-23737                     820290939
----------------------------        --------------           -------------------
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)

          2100 HIGHWAY 360, SUITE 400-B, GRAND PRAIRIE, TEXAS 75050
          ---------------------------------------------------------
                   (Address of principal executive offices)

                                 (972) 641-5494
                                 --------------
             (Registrant's telephone number, including area code)

                                      NONE
                                      ----
        (Former name or former address, if changed since last report.)








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ITEM 5. OTHER EVENTS.

Achievement Tec Holdings, Inc. (formerly known as Silver Ramona Mining, Inc., a Delaware corporation (the "Company") has entered into a Secured Convertible Debenture Purchase and Exchange Agreement dated as of June 29, 2001 (the "Purchase Agreement"), by and among the Company and AJW Partners, LLC and New Millennium Capital Partners II, LLC (individually a "Purchaser" and collectively the "Purchasers"). Pursuant to the Purchase Agreement, the Purchasers agreed, subject to the terms and conditions of the Purchase Agreement, to purchase an aggregate principal amount of $1,193,658.60 of the Company's 10% Secured Convertible Debentures, due twenty-four months from issuance (the "Debentures"). The Debentures are convertible into shares of the Company's common stock, $.001 par value per share (the "Common Stock").
As consideration for the purchase of the Debentures, the Purchasers (i) paid $250,000; (ii) exchanged convertible debentures of the Company in the aggregate principal amount of $105,019.18; and (iii) exchanged 586,375 shares of Common Stock. In addition, the Purchasers agreed to pay an additional $250,000 for additional Debentures in that amount, to be paid on the second trading day after the effective date of a registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, covering all shares of Common Stock into which the Debentures are convertible. At closing, the Company executed and delivered a Registration Rights Agreement among the Company and the Purchasers, Transfer Agent Instructions delivered to and acknowledged in writing by the Company's transfer agent, a Security Agreement among the Company and the Purchasers pursuant to which the Company and its subsidiaries granted to the Purchasers a second priority security interest in their assets to secure performance under the Debentures, and an Intellectual Property Security Agreement among the Company and the Purchasers pursuant to which the Company and its subsidiaries granted to the Purchasers a second priority security interest in their intellectual property assets to secure performance under the Debentures.

      (c) Exhibits.

      10.1 Secured Convertible Debenture Purchase and Exchange Agreement dated as of June 29, 2001 by and among the Company and AJW Partners, LLC and New Millennium Capital Partners II, LLC (the "Purchasers")
      10.2 Registration Rights Agreement dated as of June 29, 2001, among the Company and the Purchasers
      10.3 Silver Ramona Mining, Inc. 10% Secured Convertible Debenture Due June 29, 2003 in the principal sum of $794,829.30, issued to New Millennium Capital Partners II, LLC
      10.4 Silver Ramona Mining, Inc. 10% Secured Convertible Debenture Due June 29, 2003 in the principal sum of $398,829.30, issued to AJW Partners, LLC
      10.5   Security Agreement among the Company and the Purchasers
      10.6 Intellectual Property Security Agreement among the Company and the Purchasers


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SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: July 17, 2001

ACHIEVEMENT TEC HOLDINGS, INC.


BY: /s/ Milton S. Cotter
   ---------------------
NAME: Milton S. Cotter
TITLE: President




























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